SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 11, 2004

                                IPIX CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-26363                   52-2213841
      (State or other              (Commission                (IRS Employer
jurisdiction of incorporation)     File Number)           Identification Number)


3160 CROW CANYON ROAD, SAN RAMON, CALIFORNIA                       94583
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:            (925) 242-4002
---------------------------------------------------            --------------
                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4. Changes in Registrant's Certifying Accountant.

     On June 11, 2004, the Audit Committee of the Board of Directors of IPIX Corporation dismissed PricewaterhouseCoopers LLP as its independent auditors. On June 11, 2004, the Audit Committee approved the engagement of Armanino McKenna LLP as its independent auditors to replace the firm of PricewaterhouseCoopers LLP for the Company's fiscal year ending December 31, 2004.

     The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of IPIX Corporation for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles except that the report on the consolidated financial statements for the year ended December 31, 2003 expressed substantial doubt regarding IPIX Corporation's ability to continue as a going concern.

     In connection with the audits of IPIX's consolidated financial statements for each of the past two fiscal years ended December 31, 2002 and 2003 and through June 11, 2004 there were no disagreements between IPIX Corporation and its auditors, PricewaterhouseCoopers LLP on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such year.

     IPIX Corporation has not previously consulted with Armanino McKenna LLP on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on IPIX's consolidated financial statements.

     IPIX Corporation has provided PricewaterhouseCoopers LLP with a copy of this disclosure and has requested PricewaterhouseCoopers LLP to furnish IPIX with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the statements made above by IPIX. This letter is attached hereto as Exhibit 16.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

            (a) Not Applicable.

            (b) Not Applicable.

            (c) Exhibits

                  16 Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPIX CORPORATION

Dated:  June 18, 2004               /s/ Paul Farmer
                                    ------------------------
                                    Paul Farmer
                                    Chief Financial Officer








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                                  Exhibit Index


Exhibit
Number       Description
-------      ------------
16           Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.